USA Mutuals All Seasons Fund a series of Northern Lights Fund Trust IV Institutional Class – UNAVX Class Z – ZNAVX

SUMMARY PROSPECTUS

JULY 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2023, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.usamutuals.com. You can also obtain these documents at no cost by calling 1 866 264 8783 or by sending an email request to fundinfo@usamutuals.com.

Investment Objective: The Fund seeks capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Z(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	1.48%	1.48%
Acquired Fund Fees and Expenses(2)	0.03%	0.03%
Total Annual Fund Operating Expenses	3.26%	3.26%
Fee Waiver and Reimbursement(3)	(1.27)%	(1.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.99%	1.99%
(1)	Class Z shares are not currently offered for sale.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund’s adviser, USA Mutuals Advisors, Inc. (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that total annual fund operating expenses after fee waiver and reimbursement (but does not include: front-end or contingent deferred loads, shareholder servicing plan fees, taxes, borrowing cost such as interest and dividends on short positions, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) and class specific expenses like distribution (12b-1) fees) will not exceed 1.96% of the Fund’s average daily net assets for each share class. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$202	$885	$1,593	$3,472
Class Z	$202	$885	$1,593	$3,472

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock-markets. Primarily, the Adviser invests the portfolio in long and short equity stock index futures,; however, the Adviser may also invest in stock index futures listed on other exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required. The Fund may use stock index futures for hedging or speculation purposes.

The Fund’s investment methodology is based on the Adviser’s quantitative model. The model provides indicative buy and sell prices in the futures market. These futures trades generally are held no more than 5 days. The model uses a broad array of market data to drive its indicators. This may include the following input data:

1)	Price movement of the underlying future
2)	Volatility levels of the underlying future
3)	Volatility of volatility of the underlying future
4)	Options market pricing of the underlying future
5)	Correlation information across markets

The Fund implements short positions by using futures. Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities. The Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed at the market price at the time of replacement. The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset.

The Fund uses leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase or decrease the investment returns of the Fund. As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Buy and sell decisions are at the discretion of the portfolio managers.

Principal Investment Risks: As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Fund to losses if the derivatives do not perform as expected. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Futures Contract Risk. A futures contract, which is a contract that derives its value from the price performance of an underlying entity, such as an asset, index, or interest rate, has additional risks because it is a financial contract rather than a security, including counterparty risk, and liquidity risk. Where futures are used for hedging, lack of the desired or expected correlation between the future and the underlying, known as basis risk, would reduce the desired effectiveness of the hedging instrument.

2

Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Management Risk. The Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Short Sales Risk. Short sales risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Stock Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the inception of the Predecessor Fund (as defined below). The performance table compares the performance of the Fund Institutional Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Fund acquired all of the assets and liabilities of USA Mutuals Navigator Fund, a series of USA Mutuals, (the “Predecessor Fund”) in a tax-free reorganization on January 22, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class Shares were exchanged for Institutional Class Shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-866-264-8783 and on the Fund’s website at www.usamutuals.com.

Performance Bar Chart Institutional Class

Calendar Year Ended December 31

Best Quarter:	4th Quarter 2021	15.02%
Worst Quarter:	1st Quarter 2020	(18.52)%

The performance for 2017 was from commencement of the Fund’s operation to December 31, 2017.

The Funds Institutional Class year-to-date return as of the most recent fiscal quarter, which ended June 30, 2023 was 3.52%.

3

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2022)

	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class
Return Before Taxes	6.91%	5.50%	8.38%	10.65%
Return After Taxes on Distributions	6.91%	5.09%	8.15%	10.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.09%	4.17%	6.78%	9.38%
S&P 500 Total Return Index (reflects no deductions for fees, expenses or taxes)	(18.11)%	9.42%	12.56%	8.17%
(4)	The Predecessor Fund commenced operations on October 13, 2017.

Investment Adviser: USA Mutuals Advisors, Inc. (the “Adviser”).

Portfolio Manager: Paul Strehle and Arnold Englander serve as co-portfolio managers to the Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Strehle has served the Fund as Portfolio Manager since November 2021. Mr. Englander has served the Fund as portfolio manager since February 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund is $100 for retirement accounts and $2,000 for all other account types, and the minimum subsequent investment for all account types is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4